Exhibit 99.1

UNION PACIFIC REPORTS FOURTH QUARTER EARNINGS

Record 2009 Operating Ratio

FOR IMMEDIATE RELEASE

Fourth Quarter 2009 Highlights

•	Operating income totaled $1 billion, down 12 percent.

•	Net income down 17 percent to $551 million.

•	Operating ratio was 73.3 percent, a new quarterly record versus 73.4 percent in 2008.

•	Customer Satisfaction Index of 88 ties a quarterly best, up 3 points.

Full Year 2009 Highlights

•	Operating income totaled $3.4 billion, down 17 percent.

•	Net income down 19 percent to $1.9 billion.

•	Operating ratio was a record 76 percent, a 1.3 point improvement.

•	Customer Satisfaction Index, up 5 points, set a record at 88.

Omaha, Neb., January 21, 2010 – Union Pacific Corporation (NYSE: UNP) today reported 2009 fourth quarter net income of $551 million, or $1.08 per diluted share, compared to $661 million, or $1.31 per diluted share in the fourth quarter 2008.

“Union Pacific’s fourth quarter earnings reflected the continued impact of the recession that began in 2008,” said Jim Young, Union Pacific chairman and chief executive officer. “In this difficult environment, we’ve continued to focus on running our business efficiently and improving customer service. As a result, we finished the year with new records in safety, service, customer satisfaction and efficiency.”

-more-

Fourth Quarter Summary

Slightly stronger fourth quarter demand led to an increase over soft prior year volume levels in three of Union Pacific’s six business groups: Intermodal, Agricultural and Automotive. Fourth quarter 2009 operating revenues totaled $3.8 billion versus $4.3 billion in the fourth quarter 2008. In addition:

•

Business volumes, as measured by total revenue carloads, were down 5 percent versus the fourth quarter 2008. Year-over-year freight revenues declined 13 percent to $3.5 billion in the fourth quarter 2009 as a result of lower volumes and a $320 million reduction in fuel surcharge revenue.

•	Quarterly diesel fuel prices decreased 17 percent from an average of $2.46 per gallon in the fourth quarter 2008 to an average of $2.05 per gallon.

•

Union Pacific’s operating ratio improved to 73.3 percent from 73.4 percent in 2008, the fourth consecutive year of fourth quarter records, primarily due to ongoing efficiency initiatives and pricing gains that offset the impact of lower volumes.

•	The Company’s Customer Satisfaction Index of 88 improved 3 points and ties a quarterly best.

•

Quarterly train speed, as reported to the Association of American Railroads, was 27.0 mph, up 1.9 mph or 8 percent versus the fourth quarter 2008. This improvement reflected continued productivity and operational improvements, as well as the impact of lower volumes.

Summary of Fourth Quarter Freight Revenues

•	Automotive was down 1 percent.

•	Intermodal was down 3 percent.

•	Agricultural was down 7 percent.

•	Chemicals was down 7 percent.

•	Energy was down 22 percent.

•	Industrial Products was down 28 percent.

-more-

2009 Full Year Summary

For the full year 2009, Union Pacific reported net income of $1.9 billion or $3.75 per diluted share. This compares to $2.3 billion or $4.54 per diluted share in 2008. The Company’s 2009 operating revenue totaled $14.1 billion, compared to $18 billion in 2008. Operating income decreased 17 percent from 2008 to $3.4 billion.

•	Business volumes were down 16 percent versus 2008.

•	Freight revenues declined 22 percent to $13.4 billion in 2009 as a result of lower volumes and a $1.7 billion reduction in fuel surcharge revenue versus 2008.

•	Average diesel fuel price per gallon decreased 44 percent from $3.15 to $1.75.

Outlook

“Although still uncertain, the economic picture for 2010 looks somewhat more favorable than it did a year ago,” Young said. “We will continue executing Union Pacific’s long-term strategy to improve safety, customer service, productivity and efficiency. Our network management initiatives and strategic growth investments should position us to take full advantage of new business opportunities. The new safety and service records set in 2009 give customers increasing confidence that UP will serve their business needs in a safe, timely and efficient manner. As volumes return, these efforts provide us with opportunities to generate significant margin leverage and strong financial returns for our shareholders.”

About Union Pacific

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country. Union Pacific serves many of the fastest-growing U.S. population centers and provides Americans with a fuel-efficient, environmentally responsible and safe mode of freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad emphasizes excellent customer service and offers competitive routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

-more-

Supplemental financial information is attached.

Investor contact is Jennifer Hamann, (402) 544-4227.

Media contact is Donna Kush, (402), 544-3753.

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This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the Corporation’s outlook regarding economic conditions, future productivity, future safety and operating performance, the success and outcome of network management initiatives and strategic investments, competitiveness and quality of service, and its ability to generate financial returns and significant margin leverage and take advantage of new business opportunities. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2008, which was filed with the SEC on February 6, 2009. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our Web site are provided for convenience and, therefore, information on or available through the Web site is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts, For the Periods Ended December 31,	4th Quarter			Full Year
	2009	2008	%	2009	2008	%
Operating Revenues
Freight revenues	$ 3,541	$ 4,080	(13)%	$ 13,373	$ 17,118	(22)%
Other revenues	213	206	3	770	852	(10)
Total operating revenues	3,754	4,286	(12)	14,143	17,970	(21)
Operating Expenses
Compensation and benefits	1,018	1,101	(8)	4,063	4,457	(9)
Fuel	541	732	(26)	1,763	3,983	(56)
Purchased services and materials	421	458	(8)	1,614	1,902	(15)
Depreciation	377	353	7	1,444	1,387	4
Equipment and other rents	266	320	(17)	1,180	1,326	(11)
Other	129	181	(29)	687	840	(18)
Total operating expenses	2,752	3,145	(12)	10,751	13,895	(23)
Operating Income	1,002	1,141	(12)	3,392	4,075	(17)
Other income	23	25	(8)	195	92	F
Interest expense	(153)	(127)	20	(600)	(511)	17
Income before income taxes	872	1,039	(16)	2,987	3,656	(18)
Income taxes	(321)	(378)	(15)	(1,089)	(1,318)	(17)
Net Income	$ 551	$ 661	(17)%	$ 1,898	$ 2,338	(19)%

Share and Per Share
Earnings per share - basic	$ 1.09	$ 1.31	(17)%	$ 3.77	$ 4.58	(18)%
Earnings per share - diluted	$ 1.08	$ 1.31	(18)	$ 3.75	$ 4.54	(17)
Weighted average number of shares - basic	503.5	503.2	-	503.0	510.6	(1)
Weighted average number of shares - diluted	507.8	506.5	-	505.8	515.0	(2)
Dividends declared per share	$ 0.27	$ 0.27	-	$ 1.08	$ 0.98	10

Operating Ratio	73.3%	73.4%	(0.1) pts	76.0%	77.3%	(1.3) pts
Effective Tax Rate	36.8%	36.4%	0.4 pts	36.5%	36.1%	0.4 pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ending December 31,	2009	2008	%	2009	2008	%
Freight Revenues (Millions)
Agricultural	$ 738	$ 792	(7)%	$ 2,666	$ 3,174	(16)%
Automotive	302	305	(1)	854	1,344	(36)
Chemicals	539	578	(7)	2,102	2,494	(16)
Energy	765	983	(22)	3,118	3,810	(18)
Industrial Products	513	717	(28)	2,147	3,273	(34)
Intermodal	684	705	(3)	2,486	3,023	(18)
Total	$ 3,541	$ 4,080	(13)%	$ 13,373	$ 17,118	(22)%
Revenue Carloads (Thousands)
Agricultural	235	228	3%	865	947	(9)%
Automotive	151	150	1	465	667	(30)
Chemicals	191	195	(2)	761	885	(14)
Energy	499	590	(15)	2,021	2,348	(14)
Industrial Products	213	270	(21)	899	1,249	(28)
Intermodal	763	724	5	2,775	3,165	(12)
Total	2,052	2,157	(5)%	7,786	9,261	(16)%
Average Revenue per Car
Agricultural	$ 3,129	$ 3,472	(10)%	$ 3,080	$ 3,352	(8)%
Automotive	2,004	2,040	(2)	1,838	2,017	(9)
Chemicals	2,815	2,957	(5)	2,761	2,818	(2)
Energy	1,536	1,664	(8)	1,543	1,622	(5)
Industrial Products	2,412	2,662	(9)	2,388	2,620	(9)
Intermodal	896	974	(8)	896	955	(6)
Average	$ 1,726	$ 1,891	(9)%	$ 1,718	$ 1,848	(7)%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Dec. 31,	Dec. 31,
Millions of Dollars, Except Percentages	2009	2008
Assets
Cash and cash equivalents	$ 1,850	$ 1,249
Other current assets	1,830	1,564
Investments	1,036	974
Net properties	37,428	35,701
Other assets	266	234
Total assets	$ 42,410	$ 39,722

Liabilities and Common Shareholders’ Equity
Debt due within one year	$ 212	$ 320
Other current liabilities	2,470	2,560
Debt due after one year	9,636	8,607
Deferred income taxes	11,130	10,282
Other long-term liabilities	2,021	2,506
Total liabilities	25,469	24,275
Total common shareholders’ equity	16,941	15,447
Total liabilities and common shareholders’ equity	$ 42,410	$ 39,722

Debt to Capital	36.8%	36.6%
Adjusted Debt to Capital*	45.9%	47.4%
Return on Invested Capital*	8.2%	10.2%

*

Adjusted Debt to Capital and Return on Invested Capital are non-GAAP measures; however, we believe that they are important in evaluating our financial performance. See pages 8 and 9 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions of Dollars, For the Periods Ending December 31,	Full Year
	2009	2008
Operating Activities
Net income	$ 1,898	$ 2,338
Depreciation	1,444	1,387
Deferred income taxes	723	547
Other - net	(831)	(202)
Cash provided by operating activities	3,234	4,070

Investing Activities
Capital investments	(2,384)	(2,780)
Other - net	209	16
Cash used in investing activities	(2,175)	(2,764)

Financing Activities
Debt issued	843	2,257
Common shares repurchased	-	(1,609)
Debt repaid	(871)	(1,208)
Dividends paid	(544)	(481)
Other - net	114	106
Cash used in financing activities	(458)	(935)

Net Change in Cash and Cash Equivalents	601	371
Cash and cash equivalents at beginning of year	1,249	878
Cash and Cash Equivalents End of Year	$ 1,850	$ 1,249

Free Cash Flow*
Cash provided by operating activities	$ 3,234	$ 4,070
Cash used in investing activities	(2,175)	(2,764)
Dividends paid	(544)	(481)
Free cash flow	$ 515	$ 825

*	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without additional external financings.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ending December 31,	2009	2008	%	2009	2008	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	220,231	243,641	(10)%	846,473	1,020,370	(17)%
Employees (average)	42,157	46,877	(10)	43,531	48,242	(10)
GTMs (millions) per employee	5.22	5.20	-	19.44	21.15	(8)
Customer satisfaction index	88	85	3 pts	88	83	5 pts

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 2.05	$ 2.46	(17)%	$ 1.75	$ 3.15	(44)%
Fuel consumed in gallons (millions)	256	289	(11)	979	1,229	(20)
Fuel consumption rate*	1.162	1.188	(2)	1.156	1.204	(4)

AAR Reported Performance Measures
Average train speed (miles per hour)	27.0	25.1	8%	27.3	23.5	16%
Average terminal dwell time (hours)	25.8	25.3	2	24.8	24.9	-
Average rail car inventory (thousands)	282.8	292.9	(3)	283.1	300.7	(6)

Revenue Ton-Miles (Millions)
Agricultural	22,723	21,560	5%	81,207	88,588	(8)%
Automotive	3,174	3,169	-	9,740	13,982	(30)
Chemicals	12,031	12,641	(5)	48,055	54,807	(12)
Energy	54,093	65,393	(17)	218,227	258,362	(16)
Industrial Products	12,429	15,421	(19)	51,873	70,714	(27)
Intermodal	19,077	17,014	12	70,086	76,178	(8)
Total	123,527	135,198	(9)%	479,188	562,631	(15)%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2009
In Millions, Except per Share Amounts and Percentages	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating Revenues
Freight revenues	$ 3,240	$ 3,121	$ 3,471	$ 3,541	$ 13,373
Other revenues	175	182	200	213	770
Total operating revenues	3,415	3,303	3,671	3,754	14,143
Operating Expenses
Compensation and benefits	1,070	976	999	1,018	4,063
Fuel	386	370	466	541	1,763
Purchased services and materials	399	391	403	421	1,614
Depreciation	345	355	367	377	1,444
Equipment and other rents	317	307	290	266	1,180
Other	226	153	179	129	687
Total operating expenses	2,743	2,552	2,704	2,752	10,751
Operating Income	672	751	967	1,002	3,392
Other income	23	135	14	23	195
Interest expense	(141)	(150)	(156)	(153)	(600)
Income before income taxes	554	736	825	872	2,987
Income tax expense	(192)	(268)	(308)	(321)	(1,089)
Net Income	$ 362	$ 468	$ 517	$ 551	$ 1,898

Share and Per Share
Earnings per share - basic	$ 0.72	$ 0.93	$ 1.03	$ 1.09	$ 3.77
Earnings per share - diluted	$ 0.72	$ 0.92	$ 1.02	$ 1.08	$ 3.75
Weighted average number of shares - basic	502.7	502.9	503.1	503.5	503.0
Weighted average number of shares - diluted	504.6	505.3	507.0	507.8	505.8
Dividends declared per share	$ 0.27	$ 0.27	$ 0.27	$ 0.27	$ 1.08

Operating Ratio	80.3%	77.3%	73.7%	73.3%	76.0%
Effective Tax Rate	34.7%	36.4%	37.3%	36.8%	36.5%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Freight Revenues (Millions)
Agricultural	$ 661	$ 618	$ 649	$ 738	$ 2,666
Automotive	162	163	227	302	854
Chemicals	513	499	551	539	2,102
Energy	807	715	831	765	3,118
Industrial Products	546	531	557	513	2,147
Intermodal	551	595	656	684	2,486
Total	$ 3,240	$ 3,121	$ 3,471	$ 3,541	$ 13,373
Revenue Carloads (Thousands)
Agricultural	212	203	215	235	865
Automotive	97	93	124	151	465
Chemicals	180	188	202	191	761
Energy	521	470	531	499	2,021
Industrial Products	222	229	235	213	899
Intermodal	615	669	728	763	2,775
Total	1,847	1,852	2,035	2,052	7,786
Average Revenue per Car
Agricultural	$ 3,116	$ 3,045	$ 3,026	$ 3,129	$ 3,080
Automotive	1,675	1,755	1,827	2,004	1,838
Chemicals	2,843	2,659	2,730	2,815	2,761
Energy	1,550	1,520	1,564	1,536	1,543
Industrial Products	2,459	2,319	2,367	2,412	2,388
Intermodal	897	889	901	896	896
Average	$ 1,755	$ 1,685	$ 1,706	$ 1,726	$ 1,718

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Debt / Capital, Reconciliation to GAAP*
	Dec. 31,	Dec. 31,
Millions of Dollars, Except Percentages	2009	2008
Debt (a)	$ 9,848	$ 8,927
Equity	16,941	15,447
Capital (b)	$ 26,789	$ 24,374
Debt to capital (a/b)	36.8%	36.6%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt / Capital, Reconciliation to GAAP*
	Dec. 31,	Dec. 31,
Millions of Dollars, Except Percentages	2009	2008
Debt	$ 9,848	$ 8,927
Net present value of operating leases	3,672	3,690
Value of sold receivables	400	584
Unfunded pension and OPEB	456	733
Adjusted debt (a)	$ 14,376	$ 13,934
Equity	16,941	15,447
Adjusted capital (b)	$ 31,317	$ 29,381
Adjusted debt to capital (a/b)	45.9%	47.4%

*

Total debt plus net present value of operating leases plus value of sold receivables plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus value of sold receivables plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 6.3% at December 31, 2009 and 8.0% at December 31, 2008, respectively. The lower discount rate reflects changes to interest rates and our current financing costs. Management believes this is an important measure in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.

Return on Invested Capital as Adjusted (ROIC)*
	Dec. 31,	Dec. 31,
Millions of Dollars, Except Percentages	2009	2008
Net income	$ 1,898	$ 2,338
Add: Interest expense	600	511
Add: Sale of receivables fees	9	23
Add: Interest on present value of operating leases	232	299
Less: Taxes on interest and fees	(307)	(301)
Net operating profit after taxes as adjusted (a)	$ 2,432	$ 2,870
Average equity	$ 16,194	$ 15,516
Add: Average debt	9,388	8,305
Add: Average value of sold receivables	492	592
Add: Average present value of operating leases	3,681	3,737
Average invested capital as adjusted (b)	$ 29,755	$ 28,150
Return on invested capital as adjusted (a/b)	8.2%	10.2%

*

ROIC is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K, and may not be defined and calculated by other companies in the same manner. We believe this measure is important in evaluating the efficiency and effectiveness of the Corporation’s long-term capital investments, and we currently use ROIC as a performance criteria in determining certain elements of equity compensation for our executives. ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is Return on Average Common Shareholders’ Equity.